PERFORMANCE HIGHLIGHTS
                                                     PUTNAM
                                                     HIGH YIELD
                                                     MUNICIPAL
                                                     TRUST


                            [GRAPHIC OMITTED:
                                art work]





SEMIANNUAL REPORT
September 30, 1995




                                 [LOGO:
                        BOSTON - LONDON - TOKYO]

PERFORMANCE HIGHLIGHTS




o "[Putnam High Yield Municipal Trust] is a decent income choice for those who also want some protection from interest-rate volatility."
   -- Morningstar Closed-End Funds, September 22, 1995

o Lipper Analytical Services ranked the fund among the top third of all closed-end high-yield municipal bond funds tracked for the one-, three-, and five-year periods ended September 30, 1995.*

   --------------------------------------------------------------------
    SEMIANNUAL RESULTS AT A GLANCE
   --------------------------------------------------------------------
    TOTAL RETURN (common shares)              NAV        MARKET PRICE
   --------------------------------------------------------------------
    6 months ended 9/30/95                   5.42%               4.03%
    (change in value during
    period plus reinvested
    distributions)

    SHARE VALUE                               NAV        MARKET PRICE
   --------------------------------------------------------------------
    3/31/95                                 $9.03               $9.50
    9/30/95                                  9.15                9.50

    DISTRIBUTIONS           NO.        INCOME                   TOTAL
   --------------------------------------------------------------------
    Common shares             6        $0.370                  $0.370
                         SERIES        INCOME                   TOTAL
    Preferred shares          A       $999.70                 $999.70

    CURRENT RETURN                            NAV        MARKET PRICE
   --------------------------------------------------------------------
    End of period
    Current dividend rate(1)                 7.54%               7.26%
    Taxable equivalent(2)                   12.48               12.02
   --------------------------------------------------------------------

   Performance data represent past results. For performance over longer periods, see pages 8 and 9. Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes. (1)Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.
   (2)Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

  *Lipper Analytical Services is an independent research firm whose rankings vary over time and do not include the effects of sales charges. For the periods ended 9/30/95, the fund was ranked 4 out of 13 funds for one year, 4 out of 12 funds for three years and 3 of 11 funds for five years. Past performance is not indicative of future results.

FROM THE CHAIRMAN

                                                         [GRAPHIC OMITTED:
                                                             Photo of
                                                          George Putnam]
                                                         (C) Karsh, Ottawa

Dear Shareholder:

With plenty to be positive about, tax-exempt investors are finally putting their summer fears behind them. A few months ago flat-tax proposals were floated in the pre-election wind. The mere talk of such a tax, which would end the beneficial treatment now accorded municipal bonds, was enough to send the market into decline.

Interest rates are still moderate, inflation remains low, and the economy seems to have slowed to a more comfortable pace, all factors that gladden fixed-income investors' hearts. Municipal bond investors have been further blessed with yields virtually at the same level as those of taxable bonds and a favorable ratio of supply to demand.

As Putnam High Yield Municipal Trust reached the halfway point in its fiscal year on September 30, 1995, the municipal bond market was showing new signs of strength, poised for what could be another positive period of advance. In the report that follows, Fund Manager Triet Nguyen reviews performance and prospects.

Respectfully yours,

/s/ George Putnam
    George Putnam
    Chairman of the Trustees
    November 15, 1995

REPORT FROM THE FUND MANAGER
TRIET NGUYEN

   Putnam High Yield Municipal Trust has benefited from robust fixed-income market conditions during the first half of its fiscal year. The municipal bond market, in particular, has been buoyed by continued demand for tax-exempt investments and a lack of new supply, especially in short maturity bonds. Of course, the recent rise in bond prices also means that prevailing interest rates have declined. Consequently, finding bonds that offer both high yields and acceptable levels of credit risk has become even more challenging in recent months.

   We remain committed to a prudent management approach that refuses to sacrifice total return in the pursuit of income. As a result, while your fund's total return remains well ahead of most others in its Lipper category (details on page 2), we recently recommended a dividend adjustment -- the fund's first in more than two years. Effective with the September dividend, the monthly payment has been reduced by $0.005, to $0.0575 per share.

o  CURRENT PAYMENT LEVEL ENHANCES FLEXIBILITY

   Shareholders should not anticipate further income adjustments over the near term. The current payout realignment provides enough margin to allow for the realization of a number of possible, even somewhat unlikely, negative events.

   For example, if we began to feel that the economy was going into a stall and some of the fund's holdings could come under pressure, we would upgrade the portfolio's credit quality by purchasing higher-grade bonds, which tend to pay lower yields. In such a scenario, we are confident in the fund's ability to meet the current dividend.

   While government and corporate bond yield curves have flattened, meaning the difference between short-term and long-term rates has narrowed, the municipal yield curve has remained steep. Since successful use of leverage requires a steep yield-curve environment, we can continue to augment the dividend by using this tech-nique. We don't expect the municipal bond yield curve to flatten significantly in the near future; this is more likely to occur when short-term rates are rising than when they are falling and our current outlook is biased in favor of further Federal Reserve easing over the next year. However, even if the yield curve was to flatten and leverage could no longer contribute to the dividend, the adjusted dividend should still remain sustainable over the near term.

   In fact, barring any unforeseen circumstances, we do not currently anticipate any changes in fiscal 1996. There can, of course, be no guarantees.

o  SECTOR STRATEGIES BOOST RETURNS

   We have maintained our interest in the environmental sector. For example, when attractive issues have become available, we have continued adding to the fund's paper recycling position. During this semiannual period, we have bought securities issued by recycling projects in Pennsylvania and Washington State.

   Our tenacious belief in Denver airport bonds has indeed paid off. With the baggage transport snafus solved and the airport open, bonds issued to finance it are now recognized as legitimate credits, well worth investors' attention.

   When we purchased the Baa/BB rated bonds, they were trading well below other bonds with similar ratings. Now, with these bonds' rise in status, Standard & Poor's has upgraded the securities to


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS* showing:
 Hospitals/health care            23.2%
 Transportation                   19.3%
 Resource recovery/cogeneration   11.0%
 Forest products                  10.7%
 Utilities                         6.7%
Footnote reads:
 *Based on net assets on 9/30/95. Holdings will vary over time.]

   investment grade, in line with the Moody's rating. This surge in confidence has caused the bonds to trade up nicely, adding significantly to the fund's performance.

   During the euphoria when the airport opened and the market received credit confirmation, insurance for these bonds became very cheap. We took advantage of this opportunity and purchased insurance for the bonds, bringing their quality up to AAA. Not only was the insurance inexpensive, but its acquisition is in line with our general portfolio strategy. If the economy slows and higher-rated bonds outperform lower-rated bonds, these securities will provide significant gains because in effect we will have bought very inexpensive AAA bonds.

o  FLAT-TAX PROPOSAL NO LONGER DAUNTING

   The ongoing debate about tax reform, especially the flat-tax proposal, has raised questions about the tax-exempt market's future. While passage of any tax-reform package in its current form is far from certain, the perceived effect on municipal bond investment continues to dampen tax-exempt bond prices. However, much like the fallout from the Orange County, California, scare in late 1994, the tax reform debate promises to provide ample buying opportunities until the proverbial dust settles.

   The uncertainty is having much the same effect as it did before enactment of the 1986 Tax Reform Act, with the yields on high-grade municipals actually exceeding 90% of comparable Treasury yields. This presents an opportunity in the tax-exempt market to earn very attractive yields, no matter what your tax bracket. Meanwhile, our analysts are monitoring the developing situation and identifying bonds with compelling investment potential.

   In any event, we don't expect any tax changes to be taken until after the 1996 elections. Even then, we currently believe that if some tax amendment were to be passed, it would not be a radical tax overhaul. Municipal bond investments could face some increased competition from new tax abatements such as expanded IRAs, but in our opinion, the impact would be fairly limited.

   Interestingly, since a flat tax is designed to tax consumption and encourage investment, lower consumption could cause the economy

   -----------------------------------------------------------------------
    TOP 10 HOLDINGS (9/30/95)
   -----------------------------------------------------------------------
    PA ECONOMIC DEVELOPMENT. FINANCIAL AUTHORITY             PENNSYLVANIA
    Recycling revenue bonds
   -----------------------------------------------------------------------
    PORT OF CORPUS CHRISTI                                          TEXAS
    Industrial dev. corp. revenue bonds
    (Ser. A)
   -----------------------------------------------------------------------
    DENVER CITY & COUNTY                                         COLORADO
    Airport revenue bonds (Ser. A, 8 3/4)
   -----------------------------------------------------------------------
    IA FINANCIAL AUTHORITY                                           IOWA
    Health care facility revenue bonds
   -----------------------------------------------------------------------
    BUTLER INDUSTRIAL DEVELOPMENT BOARD                           ALABAMA
    Revenue bonds
   -----------------------------------------------------------------------
    MA PORT AUTHORITY                                       MASSACHUSETTS
    Special project revenue bonds
   -----------------------------------------------------------------------
    LONE STAR, TX AIRPORT IMPROVEMENT AUTHORITY                     TEXAS
    Revenue bonds
   -----------------------------------------------------------------------
    PORT OF CORPUS CHRISTI                                          TEXAS
    Industrial dev. corp. revenue bonds
    (Ser. B)
   -----------------------------------------------------------------------
    HAMMOND, INDUSTRIAL PORT AUTHORITY                            INDIANA
    COP
   -----------------------------------------------------------------------
    DENVER CITY & COUNTY                                         COLORADO
    Airport revenue bonds (Ser. A, MBIA, 8 1/2)
   -----------------------------------------------------------------------
   These holdings represent 29.5% of the fund's assets. Portfolio holdings will vary in the future.


   to slow. Therefore, if instituted, the flat tax could indirectly help boost fixed-income investments, as interest rates decline during an economic slowdown. While taxable bonds may realize greater benefits from such a scenario, tax-exempt bonds would also enjoy a boost from declining interest rates.

   Flat tax or no flat tax, tax-exempt bonds should continue to be in demand. Whatever the form or guise, taxes were, are, and always will be with us and taxpayers will always be looking for ways to reduce their tax burden. We will continue to mobilize our proven resources to provide you with the highest prudently sustainable level of tax-exempt income.

   The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/95, there is no guarantee the fund will continue to hold these securities in the future.

   The lower credit ratings of high-yield bonds reflects a greater possibility that adverse changes in the economy or their issuers may affect their ability to pay principal and interest on the bonds.

PERFORMANCE SUMMARY

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions back into the fund. We show total return in two ways: on a cumulative long-term basis and on average how the fund might have grown each year over varying periods.

Performance should always be considered in light of a fund's investment strategy. Putnam High Yield Municipal Trust is designed for investors seeking high current income free from federal income tax through higher-yielding, lower-rated municipal securities

TOTAL RETURN FOR PERIODS ENDED 9/30/95
                                                        LEHMAN BROS.
                                                           MUNICIPAL
                       NAV   MARKET PRICE                 BOND INDEX       CPI
--------------------------------------------------------------------------------
6 months              5.42%          4.03%                      5.35%     1.19%
--------------------------------------------------------------------------------
1 year               10.94           8.52                      11.18      2.54
--------------------------------------------------------------------------------
5 years              53.59          59.64                      52.88     15.45
Annual average        8.96           9.81                       8.86      2.91
--------------------------------------------------------------------------------
Life of fund         66.16          59.75                      65.61     23.75
(since 5/25/89)
Annual average        8.32           7.66                       8.27      3.41
--------------------------------------------------------------------------------
Performance data represent past results. Investment returns, market price and net asset value will fluctuate so an investor's shares, when sold, may be worth more or less than their original cost. Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions.

TERMS AND DEFINITIONS

NET ASSET VALUE (NAV) is the value of all your fund's assets, minus any liabilities, the liquidation preference and cumulative undeclared dividends paid on the remarketed preferred shares, divided by the number of outstanding common shares.

MARKET PRICE is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

CONSUMER PRICE INDEX (CPI) is a commonly used measure of inflation; it does not represent an investment return.

A PUTNAM PERSPECTIVE ON RISK AND REWARD

   You've probably been told how important it is to understand the relationship between an investment's potential rewards and its accompanying risks. Given the cautionary nature of such instructions, it may take most investors a while to realize that risk has a positive side.

   EVERY RISK SIGNALS A POTENTIAL REWARD. Selecting only those investments that offer the greatest degree of security generally leads to only modest rewards. Furthermore, even insured or guaranteed investments may be subject to changes in their rates of return or, in some cases, in their principal values. Experienced investors know that no investment is truly risk free and are therefore willing to take on some measure of risk in order to increase their potential gains.

   THE GREATER THE RISK, THE GREATER THE POTENTIAL REWARD. Accepting an appropriate level of investment risk can give you a better chance of outpacing inflation over time and seeking to maximize your investment's return. How much risk? Your financial advisor's feedback and your time horizon can make all the difference in determining how much risk is compatible with your investment goals and your peace of mind.

o  FITTING YOUR FUND SELECTION TO YOUR RISK TOLERANCE

   How do you find the right balance between investment risks and their potential rewards? It's helpful to understand the types of risks that can apply to different types of investments, and to look at your own portfolio with this perspective.

   For short-term goals, your first priority may be managing market risk. Longer-term investors may be more concerned with inflation risk. And all income-oriented investors should consider interest-rate, credit, and prepayment risks carefully.


o  A RUNDOWN OF RISK TYPES
   -----------------------------------------------------------------------------
   MARKET RISK Most important for stock funds, but relevant to all funds, this is a measure of how sensitive a fund's holdings are to changes in general market conditions. Remember, though, that securities that lose value quickly in market declines may also show the strongest gains in more favorable environments.

   INTEREST-RATE RISK Since bond prices fall as interest rates rise, this type of risk is a particular concern for fixed-income investors. However, interest-rate increases can also have a substantial negative effect on the stock market.

   INFLATION RISK If your investments cannot keep pace with inflation, your money will begin to lose its purchasing power. Stock investments are generally considered among the best ways of addressing inflation risk over the long term.

   CREDIT AND PREPAYMENT RISK Credit risk is the concern that the security's issuer will not be able to meet its payment, while prepayment risk involves the premature payoff of a loan, with a resulting loss of interest income. Professional management and in-depth research are invaluable in managing both these risks.

   LIQUIDITY RISK Not all investments can be readily converted into cash at their perceived market values. Liquidity risk can affect the price of securities held in the fund's portfolio and, thus, the fund's share prices.
   -----------------------------------------------------------------------------


   This list covers only the most general types of risks; however, each investment will also have its own specific risks.

PORTFOLIO OF INVESTMENTS OWNED
September 30, 1995 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC      -- AMBAC Indemnity Corporation
COP        -- Certificate of Participation
FGIC       -- Federal Guaranty Insurance Corporation
FNMA Coll. -- Federal National Mortgage Association Collaterized
FSA        -- Financial Security Assurance
GNMA Coll. -- Government National Mortgage Association Collaterized
IF         -- Inverse Floater
IFB        -- Inverse Floating Rate Bonds
MBIA       -- Municipal Bond Investors Assurance Corporation
RAC        -- Revenue Anticipation Certificates
VRDN       -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (97.9%)*
PRINCIPAL AMOUNT                                                 RATINGS**          VALUE

ALABAMA (2.7%)
-----------------------------------------------------------------------------------------
$ 5,750,000   Butler, Indl. Dev. Board Rev. Bonds
              (Solid Waste Disp. James River Corp. Project),
              8s, 9/1/28                                             BBB     $  6,404,060

ARIZONA (2.1%)
-----------------------------------------------------------------------------------------
  1,450,000   AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds
              (St. Luke's Hosp. Syst.), Ser. A, 10 1/8s, 11/1/15     Aaa        1,486,250
  3,000,000   Tucson, Arpt. Auth. Special Fac. Rev. Bonds
              (Lockheed Aermod Ctr. Inc.), 8.7s, 9/1/19                A        3,453,750
                                                                             ------------
                                                                                4,940,000

-----------------------------------------------------------------------------------------
CALIFORNIA (5.3%)
              CA Hlth. Fac. Auth. Rev. Bonds
    800,000   (Summit Med. Ctr.), Ser. 85A, 9s, 5/1/15                Ba          813,000
  5,685,000   (Valley Presbyterian Hosp. Project),
              Ser. A, 9s, 5/1/12                                      BB        5,685,000
  5,700,000   CA Statewide Cmntys., Dev. Auth. IF, COP
              (Motion Picture & TV Fund), AMBAC,
              5.136s, 1/1/22                                         AAA        4,232,250
  2,000,000   San Francisco, City & Cnty. Swr. Rev. Bonds,
              AMBAC, 5 1/2s, 10/1/15                                 AAA        1,897,500
                                                                             ------------
                                                                               12,627,750

COLORADO (5.5%)
-----------------------------------------------------------------------------------------
              Denver, City & Cnty. Arpt. Rev. Bonds
  5,000,000   Ser. A, 8 3/4s, 11/15/23                               Baa        5,768,750
  6,350,000   Ser. A, MBIA, 8 1/2s, 11/15/23                         AAA        7,477,125
                                                                             ------------
                                                                               13,245,875

FLORIDA (1.6%)
-----------------------------------------------------------------------------------------
  3,920,000   Levy Cnty., Indl. Dev. Rev. Bonds
              (National Med. Assn. Inc. Project), 10s, 7/1/19        B/P        3,910,200

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                                 RATINGS**          VALUE

GEORGIA (3.1%)
-----------------------------------------------------------------------------------------
$ 3,025,000   De Kalb Cnty., Muni. Hsg. Auth. Rev. Bonds
              (Briarcliff Park Apts. Project), Ser. B, 10s, 4/1/17  BB/P     $  3,146,000
  3,900,000   GA Med. Ctr. Hosp. Auth. IF, RAC,
              (Columbus Regl. Hlth. Care Syst.),
              Ser. B, MBIA, 8.496s, 8/1/10                           AAA        4,353,375
                                                                             ------------
                                                                                7,499,375

ILLINOIS (4.5%)
-----------------------------------------------------------------------------------------
              Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
  1,438,000   (United Air Lines, Inc.), Ser. B, 8.95s, 5/1/18        Baa        1,644,713
  1,870,000   (United Air Lines, Inc.), Ser. 84A, 8.85s, 5/1/18      Baa        2,145,825
  4,250,000   (American Airlines Inc. Project), 8.2s, 12/1/24        Baa        4,961,875
  1,990,000   IL Edl. Fac. Auth. Rev. Bonds
              (Steppenwolf Theatre Project), 9.65s, 7/1/19          BB/P        2,099,450
                                                                             ------------
                                                                               10,851,863

INDIANA (2.5%)
-----------------------------------------------------------------------------------------
  5,715,139   Hammond, Indl. Port Auth. COP, 9.65s, 6/1/14          BB/P        6,050,903

IOWA (2.7%)
-----------------------------------------------------------------------------------------
  6,500,000   IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
              (Mercy Hlth. Initiatives Project), 9.95s, 7/1/19       B/P        6,500,000

KENTUCKY (1.4%)
-----------------------------------------------------------------------------------------
  1,500,000   Jefferson Cnty., 1st Mtge. Rev. Bonds
              (AHF/KY-IOWA Inc. Project), 10 1/4s, 1/1/20            B/P        1,565,625
  1,675,000   Louisville & Jefferson Cnty., Regl. Arpt. Syst. Rev.
              Bonds, Ser. A, MBIA, 8 1/2s, 7/1/17                    AAA        1,802,719
                                                                             ------------
                                                                                3,368,344

LOUISIANA (5.7%)
-----------------------------------------------------------------------------------------
              LA Pub. Fac. Auth. 1st Mtge. Rev. Bonds
  1,953,099   (Emily Morten Foundation), 10 1/4s, 5/1/19             B/P        2,077,609
  2,500,000   (St. James Place Project), 10s, 11/1/21                B/P        2,768,750
  2,000,000   Port of New Orleans, Indl. Dev. Rev. Bonds
              (Continental Grain Co. Project), 14 1/2s, 1/1/02        BB        2,177,500
  3,440,000   St. James Parish, Solid Waste Disp. Rev. Bonds
              (Kaiser Aluminum Project), 7 3/4s, 8/1/22              B/P        3,603,400
  3,000,000   W. Feliciana Parish, Poll. Control Rev. Bonds
              (Gulf States Utils. Co.), 8s, 12/1/24                   Ba        3,176,250
                                                                             ------------
                                                                               13,803,509

MASSACHUSETTS (10.0%)
-----------------------------------------------------------------------------------------
  5,800,000   MA Port Auth. Special Project Rev. Bonds
              (Harborside Hyatt), 10s, 3/1/26                        B/P        6,351,000
  3,000,000   MA State Hlth. & Edl. Fac. Auth. IFB
              (St. Elizabeth Hosp.), Ser. E, FSA, 9.02s, 8/15/21     AAA        3,296,250
              MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds
              (Southeastern MA Project),
  1,500,000   Ser. B, 9 1/4s, 7/1/15                                BB/P        1,680,000
  3,500,000   Ser. A, 9s, 7/1/15                                    BB/P        3,906,875
              MA State Indl. Fin. Agcy. Rev. Bonds
  1,000,000   (Odd Fellows Home of MA), 9.6s, 1/1/15                BB/P        1,081,250
  4,500,000   (Orchard Cove Inc.), 9s, 5/1/22                       BB/P        5,101,875

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                                 RATINGS**          VALUE

MASSACHUSETTS (continued)
-----------------------------------------------------------------------------------------
$ 2,475,000   MA State Indl. Fin. Agcy. Tunnel Rev. Bonds
              (Mass Tpk.,) 9s, 10/1/20                             BBB/P     $  2,707,031
                                                                             ------------
                                                                               24,124,281

MICHIGAN (6.7%)
-----------------------------------------------------------------------------------------
  2,773,000   Detroit, Hosp. Fac. Fin. Auth. Rev. Bonds
              (MI Hlth. Care Corp.),
              10s, 12/1/20 (In default)+                             Caa        1,053,740
  2,665,000   Detroit, Loc. Dev. Fin. Auth. Tax Increment
              Rev. Bonds, Ser. A, 9.52s, 5/1/21                    BBB/P        3,307,931
  3,000,000   Detroit, Swr. Disp. Rev. Bonds, FGIC, 5.7s, 7/1/23     AAA        2,910,000
  3,000,000   Greater Detroit, Resource Recvy. Auth. Rev.
              Bonds, Ser. B, 9 1/4s, 12/13/08                        BBB        3,108,750
  4,000,000   MI State Hosp. Fin. Auth. Rev. Bonds
              (Genesys Hlth. Syst.), Ser. A, 7 1/2s, 10/1/27         Baa        4,050,000
    975,000   MI State Strategic Fund Ltd. Oblig. Rev. Bonds
              (MI Hlth. Care Corp. Project)
              9.1s, 12/1/14 (In default)+                          CCC/P          370,500
  1,250,000   Wayne Charter Cnty., Special Arpt. Fac. Rev. Bonds
              (Republic Air Lines, Inc. Project), 10 3/8s, 12/1/15   B/P        1,293,750
                                                                             ------------
                                                                               16,094,671

MISSOURI (2.2%)
-----------------------------------------------------------------------------------------
  5,000,000   Kansas City, Indl. Dev. Auth. Hlth. Fac. Rev. Bonds
              (Park Lane Med. Ctr. Project), 8 3/4s, 1/1/15        BBB/P        5,318,750

NEBRASKA (0.5%)
-----------------------------------------------------------------------------------------
  1,000,000   NE Investment Fin. Auth. Hosp. IFB, MBIA,
              8.726s, 11/15/16                                       AAA        1,086,250

NEW HAMPSHIRE (2.5%)
-----------------------------------------------------------------------------------------
  1,935,000   NH Higher Edl. & Hlth. Fac. Auth. Rev. Bonds
              (Havenwood/Heritage Heights), 9 3/4s, 12/1/19          B/P        2,101,894
  3,500,000   NH State Indl. Dev. Auth. Poll. Control Rev. Bonds
              (United Illuminating Co.), Ser. B, 10 3/4s, 10/1/12    Baa        3,946,250
                                                                             ------------
                                                                                6,048,144

NEW JERSEY (0.4%)
-----------------------------------------------------------------------------------------
  1,000,000   Camden Cnty., Impt. Auth. Hsg. Dev. Rev. Bonds
              (Chestbury Apts. Project), 8 3/4s, 12/15/16           BB/P        1,000,000

NEW YORK (8.4%)
-----------------------------------------------------------------------------------------
  1,000,000   NY City, Muni. Wtr. Fin. Auth. VRDN, Ser. G,
              FGIC, 3 1/4s, 6/15/24                                VMIG1        1,000,000
  4,475,000   NY City, Muni. Wtr. Fin. Auth. Wtr. & Swr. Syst.
              Rev. Bonds, Ser.B, MBIA, 5 1/2s, 6/15/19               AAA        4,228,875
  2,350,000   NY State Energy Research & Dev. Auth. Poll.
              Control IFB, FGIC, 8.804s, 7/1/29
              (date acquired 12/19/1994; cost $ 2,453,729)++         AAA        2,934,563
  4,000,000   NY State Energy Research & Dev. Auth. Poll.
              Control Rev. Bonds (Rochester Gas & Electric,
              Co.), Ser. C, FSA, 8 1/8s, 12/1/28                     AAA        4,480,000
  3,000,000   NY State Hsg. Fin. Agcy. Svcs. Contract Oblig.
              Rev. Bonds, Ser. A, 7 3/8s, 9/15/21                    AAA        3,506,250

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                                 RATINGS**          VALUE

NEW YORK (continued)
-----------------------------------------------------------------------------------------
              NY State Local Govt. Assistance Corp. Rev. Bonds
$ 1,500,000   Ser. A, 7s, 4/1/16                                     AAA     $  1,704,375
  2,000,000   Ser. D, 6 3/4s, 4/1/21                                 AAA        2,267,500
                                                                             ------------
                                                                               20,121,563

OHIO (2.7%)
-----------------------------------------------------------------------------------------
  4,550,000   Dayton, Special Fac. Rev. Bonds
              (Emery Air Freight Corp.), Ser. A, 12 1/2s, 10/1/09    B/P        5,329,188
  1,185,000   OH State Air Quality Dev. Auth. Rev. Bonds
              (Dayton Pwr. & Lt. Co. Project), 9 1/2s, 12/1/15        AA        1,224,994
                                                                             ------------
                                                                                6,554,182

PENNSYLVANIA (11.4%)
-----------------------------------------------------------------------------------------
    250,000   Allegheny Cnty., Indl. Dev. Auth. Arpt.
              Special Fac. Rev. Bonds (U.S. Air, Inc. Project),
              Ser. A, 8 7/8s, 3/1/21                                   B          265,313
              Montgomery Cnty., Higher Edl. & Hlth. Auth. Hosp.
              Rev. Bonds (United Hosp. Inc. Project),
  1,940,000   8 1/2s, 11/1/17                                         Ba        2,007,900
  2,000,000   Ser. A, 8 3/8s, 11/1/11                                 Ba        2,085,000
  3,250,000   PA Econ. Dev. Fin. Auth. Rev. Bonds
              (MacMillan Ltd. Partnership Project), 7.6s, 12/1/20    Baa        3,542,500
 10,000,000   PA Econ. Dev. Fing. Auth. Recycling Rev. Bonds
              (Ponderosa Fibres Project), Ser. A, 9 1/4s, 1/1/22     B/P       10,562,500
  2,500,000   PA State Higher Edl. Assistance Agcy. Student
              Loan IFB, AMBAC, 9.49s, 9/3/26                         AAA        2,684,375
  2,100,000   Philadelphia, Muni. Auth. Rev. Bonds
              (Justice Lease), Ser. C, 8 5/8s, 11/15/16              AAA        2,580,375
  3,400,000   Philadelphia, Regl. Port Auth. Lease IFB, MBIA,
              7.93s, 9/1/13                                          AAA        3,595,500
                                                                             ------------
                                                                               27,323,463

TEXAS (12.0%)
-----------------------------------------------------------------------------------------
    955,000   Bell Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
              (Adv. Living Tech. Inc. Project),
              Ser. A, 10 1/2s, 6/15/18                               B/P          830,850
    750,000   Cherokee Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
              (Nancy Travis Memorial Hosp. Project), 10s, 5/15/13    B/P          805,313
  6,000,000   Lone Star, TX Arpt. Impt. Auth. Inc. Rev. Bonds
              (American Airlines Inc. Project), 9 1/8s, 12/1/15      Baa        6,180,000
  3,013,607   Maverick Cnty., COP (Jail Facility), 9.1s, 6/15/10   CCC/P        1,808,164
              Port Corpus Christi, Indl. Dev. Corp. Rev. Bonds
              (Valero Refining & Marketing Co.),
  5,500,000   Ser. B, 10 5/8s, 6/1/08                                Baa        6,125,625
  7,230,000   Ser. A, 10 1/4s, 6/1/17                                Baa        7,998,188
  4,800,000   TX State Hsg. & Cmnty. Affairs Home Mtg. IFB,
              Ser. C, GNMA Coll., FNMA Coll., 9.313s, 7/2/24         AAA        5,124,000
                                                                             ------------
                                                                               28,872,140

UTAH (1.5%)
-----------------------------------------------------------------------------------------
  3,300,000   Carbon Cnty. Util. Rev. Bonds (Solid Waste Disposal
              Laidlaw Project), Ser. A, 7 1/2s, 2/1/10               Baa        3,510,375

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                                 RATINGS**          VALUE

WASHINGTON (2.1%)
-----------------------------------------------------------------------------------------
$ 5,000,000   Port Walla Walla Pub. Corp. Solid Waste
              Recycling Rev. Bonds (Ponderosa Fibres Project),
              9 1/8s, 1/1/26                                         B/P     $  5,112,500

WISCONSIN (0.4%)
-----------------------------------------------------------------------------------------
    880,000   WI Hsg. & Econ. Dev. Auth. Home Ownership
              IFB, 9.449s, 10/25/22                                   AA          942,700
-----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS (cost $231,099,414)***                       $235,310,898
-----------------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $240,313,836. Net assets available to common shareholders are $195,299,225 which correspond to a net asset value per common share of $9.15.

 ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at September 30, 1995 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 1995. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

*** The aggregate identified cost for federal income tax purposes is $231,108,166, resulting in gross unrealized appreciation and depreciation of $11,325,512 and $7,122,780, respectively, or net unrealized appreciation of $4,202,732.

  + Non-income-producing security.

 ++ Restricted as to public resale. At the date of acquisition these securities were valued at cost. There were no outstanding securities of the same class as those held.
    Total market value of restricted securities owned at September 30, 1995 was $2,934,563 or 1.2% of net assets.

    The rates shown on IF, and IFB, which are securities paying variable interest rates that vary inversely to changes in the market interest rates, and VRDNs are the current interest rates at September 30, 1995, which are subject to change based on the terms of the security.

    The fund had the following industry group concentrations greater than 10% of net assets at September 30, 1995:

    Hospitals/Health Care            23.2%
    Transportation                   19.3
    Resource Recovery/Cogeneration   11.0
    Forest Products                  10.7

    The table below shows the percentage of the fund's investments on September 30, 1995 in securities assigned to the various rating categories by Moody's and Standard &
    Poor's and in unrated securities determined by Putnam Management to be of comparable quality:

                                                                      UNRATED SECURITIES
                                       RATED SECURITIES            OF COMPARABLE QUALITY
                                     AS A PERCENTAGE OF               AS A PERCENTAGE OF
      RATINGS (UNAUDITED)             FUND'S NET ASSETS                FUND'S NET ASSETS
   --------------------------------------------------------------------------------------
      "AAA"/"Aaa"                                  25.7%                              --
      "AA"/"Aa"                                     0.9                               --
      "A"/"A"                                       1.4                               --
      "BBB"/"Baa"                                  24.7                              4.7%
      "BB"/"Ba"                                     6.6                             12.2
      "B"/"B"                                       0.1                             19.8
      "CCC"/"Caa"                                   0.5                              0.9
      "VMIG1"                                       0.4                               --
   --------------------------------------------------------------------------------------
                                                   60.3%                            37.6%
   --------------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995 (Unaudited)

ASSETS
----------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $231,099,414) (Note 1)                                     $235,310,898
----------------------------------------------------------------------------------------
Cash                                                                              56,593
----------------------------------------------------------------------------------------
Receivable for securities sold                                                 1,048,750
----------------------------------------------------------------------------------------
Interest and other receivables                                                 5,828,799
----------------------------------------------------------------------------------------
TOTAL ASSETS                                                                 242,245,040

LIABILITIES
----------------------------------------------------------------------------------------
Distributions payable to shareholders                                          1,226,803
----------------------------------------------------------------------------------------
Payable for securities purchased                                                 183,838
----------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 3)                                     417,444
----------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 3)                                        359
----------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 3)                        34,331
----------------------------------------------------------------------------------------
Payable for administrative services (Note 3)                                       2,307
----------------------------------------------------------------------------------------
Other accrued expenses                                                            66,122
----------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                              1,931,204
----------------------------------------------------------------------------------------
NET ASSETS                                                                  $240,313,836

REPRESENTED BY
----------------------------------------------------------------------------------------
Series A remarketed preferred shares, without par value; 8,000 shares authorized (900 shares issued at $50,000 per share liquidation
preference) (Note 2)                                                        $ 45,000,000
----------------------------------------------------------------------------------------
Common shares, without par value; unlimited shares authorized;
21,335,784 shares outstanding (Note 1)                                       196,708,539
----------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                       (166,519)
----------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                         (5,439,668)
----------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                     4,211,484
----------------------------------------------------------------------------------------
NET ASSETS                                                                   240,313,836

COMPUTATION OF NET ASSET VALUE
----------------------------------------------------------------------------------------
Remarketed preferred shares at liquidation preference                       $ 45,000,000
----------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                    14,611
----------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares
at liquidation preference                                                     45,014,611
----------------------------------------------------------------------------------------
Net assets available to common shares:
----------------------------------------------------------------------------------------
Net asset value per share $9.15 ($195,299,225
divided by 21,335,784 shares)                                               $195,299,225
----------------------------------------------------------------------------------------
NET ASSETS                                                                  $240,313,836
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
Six months ended September 30, 1995 (Unaudited)

TAX EXEMPT INTEREST INCOME                                                   $ 9,631,862
----------------------------------------------------------------------------------------

EXPENSES:
----------------------------------------------------------------------------------------
Compensation of Manager (Note 3)                                                 839,805
----------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 3)                                   126,724
----------------------------------------------------------------------------------------
Compensation of Trustees (Note 3)                                                  6,409
----------------------------------------------------------------------------------------
Reports to shareholders                                                           22,922
----------------------------------------------------------------------------------------
Auditing                                                                          25,147
----------------------------------------------------------------------------------------
Legal                                                                             12,704
----------------------------------------------------------------------------------------
Postage                                                                           32,084
----------------------------------------------------------------------------------------
Administrative services (Note 3)                                                   4,900
----------------------------------------------------------------------------------------
Exchange listing fees                                                              8,344
----------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                            75,510
----------------------------------------------------------------------------------------
Other                                                                              4,929
----------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                 1,159,478
----------------------------------------------------------------------------------------
FEES PAID INDIRECTLY (Note 3)                                                    (31,503)
----------------------------------------------------------------------------------------
NET EXPENSES                                                                   1,127,975
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                          8,503,887
----------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 4)                               1,481,791
----------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                   1,489,576
----------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                                        2,971,367
----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $11,475,254
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                      SIX MONTHS ENDED        YEAR ENDED
                                                          SEPTEMBER 30          MARCH 31
                                                                  1995*             1995
----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
----------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------
Net investment income                                     $  8,503,887      $ 17,118,758
----------------------------------------------------------------------------------------
Net realized gain (loss) on investments and futures          1,481,791        (3,986,048)
----------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                               1,489,576          (104,620)
----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                             11,475,254        13,028,090
----------------------------------------------------------------------------------------
Distributions to remarketed preferred shareholders
from net investment income                                    (899,730)       (1,538,892)
----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
APPLICABLE TO COMMON SHAREHOLDERS (EXCLUDING CUMULATIVE
UNDECLARED DIVIDENDS ON REMARKETED PREFERRED SHARES OF
$14,611 AND $10,355, RESPECTIVELY)                          10,575,524        11,489,198
----------------------------------------------------------------------------------------
Distributions to common shareholders from
net investment income                                       (7,870,874)      (15,805,873)
----------------------------------------------------------------------------------------
Issuance of common shares in connection with
reinvestment of distributions                                1,275,705         2,501,794
----------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      3,980,355        (1,814,881)

NET ASSETS
----------------------------------------------------------------------------------------
Beginning of period                                        236,333,481       238,148,362
----------------------------------------------------------------------------------------
END OF PERIOD (including distributions in excess
and undistributed net investment income of
$166,519 and $100,198, respectively)                      $240,313,836      $236,333,481

NUMBER OF FUND SHARES
----------------------------------------------------------------------------------------
Common shares outstanding at beginning of period            21,198,632        20,924,115
----------------------------------------------------------------------------------------
Common shares issued in connection with
reinvestment of distributions                                  137,152           274,517
----------------------------------------------------------------------------------------
COMMON SHARES OUTSTANDING AT END OF PERIOD                  21,335,784        21,198,632
----------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning and end of period                                        900               900
----------------------------------------------------------------------------------------

*Unaudited

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the year)

                                                             SIX MONTHS
                                                                  ENDED
                                                           SEPTEMBER 30                        YEAR ENDED MARCH 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                   1995*        1995       1994        1993       1992        1991
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD (common shares)              $9.03        $9.23      $9.49       $8.99      $8.85       $9.28+
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                               .40          .81        .81         .86        .84         .78
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments              .13         (.19)      (.27)        .51        .22        (.40)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                    .53          .62        .54        1.37       1.06         .38
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------------------------------------------------------
Net investment income:
------------------------------------------------------------------------------------------------------------------------------------
  To preferred shareholders                                        (.04)        (.07)      (.05)       (.06)      (.06)+        --
------------------------------------------------------------------------------------------------------------------------------------
  To common shareholders                                           (.37)        (.75)      (.75)       (.81)      (.81)       (.81)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                (.41)        (.82)      (.80)       (.87)      (.87)       (.81)
------------------------------------------------------------------------------------------------------------------------------------
Preferred share offering costs                                       --           --         --          --       (.05)         --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD (common shares)                    $9.15        $9.03      $9.23       $9.49      $8.99       $8.85
------------------------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD (common shares)                       $9.50        $9.50      $9.25      $10.50      $9.88       $9.13
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT MARKET VALUE (%)
(common shares)(a)                                                 4.03(d)     11.50      (4.99)      15.48      18.15        7.92
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (total fund) (in thousands)          $240,314     $236,333   $238,148    $241,187   $228,735    $178,871
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%) (b)(c)                  .60(d)      1.17       1.17        1.17       1.13         .90
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%) (b)       3.92(d)      8.27       7.97        8.58       8.77        8.55
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                20.14(d)     49.11      28.55       53.89      62.28       19.69
------------------------------------------------------------------------------------------------------------------------------------

  * Unaudited

  + Preferred Shares were issued on July 22, 1991.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend distributions to preferred shareholders.

(c) The ratio of expenses to average net assets for the six months ended September 30, 1995 includes amounts paid through brokerage services and expenses offset arrangements. Prior period ratios exclude these amounts.

(d) Not annualized

NOTES TO FINANCIAL STATEMENTS
September 30, 1995 (Unaudited)

NOTE 1
SIGNIFICANT ACCOUNTING POLICIES

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to seek high current income exempt from federal income tax. The fund intends to achieve its objective by investing in high yielding tax-exempt municipal securities constituting a portfolio that the fund's Manager, Putnam Investment Management, Inc., ("Putnam Management"), a wholly owned subsidiary of Putnam Investments, Inc., believes to be consistent with prudent investment management.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A SECURITY VALUATION Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by Putnam Management following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C DETERMINATION OF NET ASSET VALUE Net asset value of the common shares is determined by dividing the value of all assets of the fund (including accrued interest), less all liabilities (including accrued expenses), undeclared dividends on remarketed preferred shares and the liquidation value of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

D FEDERAL TAXES It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held and excise tax on income and capital gains.

At March 31, 1995, the fund had a capital loss carryover of approximately $3,934,000 available to offset future capital gains, if any. The amount of the carryover and expiration dates are:

LOSS CARRYOVER             EXPIRATION
-------------------------------------
      $228,000         March 31, 1999
       $64,000         March 31, 2002
    $3,642,000         March 31, 2003
-------------------------------------

E DISTRIBUTIONS TO SHAREHOLDERS Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 7 day period. The applicable dividend rate for the remarketed preferred shares on September 30, 1995 was 3.95%.

F AMORTIZATION OF BOND PREMIUM AND DISCOUNT Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discount on zero-coupon bonds, original issued discount bonds and step-up bonds is accreted according to the effective yield method.

NOTE 2
REMARKETED PREFERRED SHARES

The Series A remarketed preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under the terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At September 30, 1995 there were no such restrictions on the fund.

NOTE 3
MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS

Compensation of Putnam Management for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the annual rate of 0.70% of average weekly net assets.

If dividends payable on remarketed preferred shares during any dividend payment plus any expenses attributable to remarketed preferred shares for that period exceeds the funds net income attributable to the proceeds of the remarketed preferred shares during the period, then the fee payable to Putnam for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustee's fee of $810 and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the six months ended September 30, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended September 30, 1995, fund expenses were reduced by $31,503 under expenses offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits.

The fund could have invested a portion of the assets utilized in connection with the offset arrangements in an income-producing asset if it had not been entered into such arrangements.

NOTE 4
PURCHASES AND SALES OF SECURITIES

During the six months ended September 30, 1995, purchases and sales of investment securities other than short-term investments aggregated $46,627,018 and $46,986,635 respectively. Purchases and sales of short-term municipal obligations aggregated $18,800,000 and $17,800,000, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

SELECTED QUARTERLY DATA
(Unaudited)

                             Available to common shareholders

                                                   NET REALIZED
                                                   AND UNREALIZED      NET INCREASE (DECREASE)
             INVESTMENT         NET INVESTMENT     GAIN (LOSS) ON      IN NET ASSETS RESULTING
             INCOME             INCOME             INVESTMENTS         FROM OPERATIONS

QUARTER                  PER                 PER                   PER                    PER
ENDED      TOTAL       SHARE*  TOTAL       SHARE*  TOTAL         SHARE*   TOTAL         SHARE*
---------------------------------------------------------------------------------------------
9/30/95    $4,829,580   $.22   $3,827,897   $.18   $ 1,028,441    $.04    $ 4,856,338    $.22
6/30/95     4,802,282    .23    3,772,004    .18     1,942,926     .09      5,714,930     .27
3/31/95     4,869,041    .23    3,888,615    .20     8,498,665     .39     12,381,705     .59
12/31/94    4,835,180    .23    3,869,237    .18    (6,709,983)   (.31)    (2,840,717)   (.13)
9/30/94     4,820,132    .22    3,908,019    .18    (1,792,719)   (.08)     2,155,300     .10
6/30/94     4,800,984    .23    3,918,185    .18    (4,086,631)   (.19)      (168,446)   (.01)
3/31/94     4,849,865    .22    4,024,772    .18   (11,569,251)   (.54)    (7,544,479)   (.36)
12/31/93    5,209,897    .26    4,322,207    .21    (1,686,445)   (.08)     2,635,762     .12
9/30/93     4,924,600    .23    4,056,742    .19     3,798,438     .18      7,855,180     .38
6/30/93     4,489,459    .22    3,640,145    .18     3,477,578     .17      7,117,723     .35

*Per common share

FUND INFORMATION

INVESTMENT MANAGER                     OFFICERS
Putnam Investment                      George Putnam
Management, Inc.                       President
One Post Office Square
Boston, MA 02109                       Charles E. Porter
                                       Executive Vice President
MARKETING SERVICES
Putnam Mutual Funds Corp.              Patricia C. Flaherty
One Post Office Square                 Senior Vice President
Boston, MA 02109
                                       Lawrence J. Lasser
CUSTODIAN                              Vice President
Putnam Fiduciary Trust Company
                                       Gordon H. Silver
LEGAL COUNSEL                          Vice President
Ropes & Gray
                                       Gary N. Coburn
TRUSTEES                               Vice President
George Putnam, Chairman
                                       James Erickson
William F. Pounds, Vice Chairman       Vice President

Jameson Adkins Baxter                  Triet Nguyen
                                       Vice President and Fund Manager
Hans H. Estin
                                       William N. Shiebler
John A. Hill                           Vice President

Elizabeth T. Kennan                    John R. Verani
                                       Vice President
Lawrence J. Lasser
                                       Paul M. O'Neil
Robert E. Patterson                    Vice President

Donald S. Perkins                      John D. Hughes
                                       Vice President and Treasurer
George Putnam, III
                                       Beverly Marcus
Eli Shapiro                            Clerk and Assistant Treasurer

A.J.C. Smith

W. Nicholas Thorndike

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's NAV or to request Putnam's quarterly Closed-End Fund Commentary.

[LOGO: PUTNAM INVESTMENTS]                               ------------
                                                         Bulk Rate
              THE PUTNAM FUNDS                           U.S. Postage
              One Post Office Square                     PAID
              Boston, Massachusetts 02109                Putnam
                                                         Investments
                                                         ------------

20975-054     11/95